Exhibit 99.1

            HARLEYSVILLE GROUP REPORTS FIRST QUARTER 2005 RESULTS

    HARLEYSVILLE, Pa., April 28 /PRNewswire-FirstCall/ -- Harleysville Group Inc. (Nasdaq: HGIC) today reported diluted operating income of $0.39 per share for the first quarter of 2005, compared to $0.28 per share in the first quarter of 2004. Operating income is a non-GAAP financial measure defined by the company as net income excluding after-tax realized gains and losses on investments.

    The company reported diluted net income of $0.39 per share in the first quarter of 2005, compared to $0.55 per share in the first quarter of 2004. First quarter 2005 net income included no realized investment gains, compared to $0.27 per share of realized gains in the first quarter of 2004.

    "Our first quarter results continued to demonstrate the consistent progress we delivered throughout 2004, reflecting the sharpened focus on improving our operations," commented Michael L. Browne, Harleysville Group's president and chief executive officer. "We again successfully grew our commercial lines business, and retention levels remained solid. Personal lines, too, has shown loss ratio improvement from a year ago. As we've noted before, these are positive indicators of the strength of our agency base and our solid relationships with our agents. Underlying all of these results is our continuing sound financial position, which is highlighted by a solid capital base and a strong balance sheet."

    Harleysville Group's overall statutory combined ratio* was 104.2 percent in the first quarter of 2005, compared to 107.2 percent in the first quarter of 2004.

    First quarter net written premiums were $210.4 million in 2005, compared to $206.0 million in 2004.

    First quarter pretax investment income increased 1 percent to $21.8 million, while after-tax investment income was virtually unchanged at $16.7 million. Operating cash flow for the first quarter was $29.6 million.

    Commercial lines -- Net written premiums in commercial lines increased 5 percent in the first quarter of 2005 to $176.7 million. The commercial lines statutory combined ratio was 104.3 percent in the first quarter of 2005, versus
104.7 percent in the first quarter of 2004.

    Personal lines -- Harleysville Group's personal lines statutory combined ratio was 103.7 percent in the first quarter of 2005, versus 116.2 percent during the first quarter of 2004. Net written premiums decreased 11 percent to $33.8 million in the first quarter of 2005.

    Outlook -- "We remain on course to achieve our goal of underwriting profitability - that is, producing an overall combined ratio under 100 percent in 2006," Browne said. "Despite signs of an increasingly competitive market, we will stay focused in 2005 on satisfying our customers, retaining our best existing business, obtaining profitable new business and improving our overall loss ratio. We will maintain our discipline and will not compromise underwriting quality to chase a near-term growth target."

    Webcast -- The company will host a live Webcast today, April 28, 2005, at 9:00 a.m. (ET) to discuss its first quarter results. The Webcast and a replay will be available from the Investors section of the company's Web site (http://www.harleysvillegroup.com).

    GAAP and non-GAAP financial measures -- The company uses a non-GAAP financial measure called "operating income" that management believes is useful to investors because it illustrates the performance of normal, ongoing operations, which is important in understanding and evaluating the company's financial condition and results of operations. While this measure is utilized by investors to evaluate performance, it is not a substitute for the U.S. GAAP financial measure of net income. Therefore, a reconciliation of this non-GAAP financial measure to the U.S. GAAP financial measure of net income is provided following the Consolidated Statements of Income contained in this release. Management also uses operating income for goal setting, determining employee and senior management compensation, and evaluating performance.

    Corporate profile -- Harleysville Insurance is a leading regional provider of insurance products and services for small and mid-sized businesses, as well as for individuals, and ranks among the top 60 U.S. property/casualty insurance groups based on net written premiums. Harleysville Mutual Insurance Company owns 56 percent of Harleysville Group Inc. (Nasdaq: HGIC), a publicly traded holding company for nine regional property/casualty insurance companies collectively rated A- (Excellent) by A.M. Best Company. Harleysville Insurance, which distributes its products exclusively through independent insurance agencies, currently operates in 32 eastern and Midwestern states. Further information can be found on the company's Web site at http://www.harleysvillegroup.com.

    * "Statutory combined ratio" is a non-GAAP measure of underwriting profitability and is based on numbers determined under statutory accounting practices as filed with state insurance regulators. It is the sum of the ratio of losses to premiums earned plus the ratio of underwriting expenses to premiums written. A ratio of less than 100 percent indicates underwriting profitability.

    Certain of the statements contained herein (other than statements of historical facts) are forward-looking statements. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include estimates and assumptions related to economic, competitive and legislative developments. These forward-looking statements are subject to change and uncertainty that are, in many instances, beyond the company's control and have been made based upon management's expectations and beliefs concerning future developments and their potential effect on Harleysville Group Inc. There can be no assurance that future developments will be in accordance with management's expectations so that the effect of future developments on Harleysville Group will be those anticipated by management. Actual financial results including premium growth and underwriting results could differ materially from those anticipated by Harleysville Group depending on the outcome of certain factors, which may include changes in property and casualty loss trends and reserves; catastrophe losses; the insurance product pricing environment; changes in applicable law; government regulation and changes therein that may impede the ability to charge adequate rates; changes in accounting principles; performance of the financial markets; fluctuations in interest rates; availability and price of reinsurance; and the status of the labor markets in which the company operates.

                    Harleysville Group Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

                                                       Quarter ended March 31
                                                   -----------------------------
(in thousands, except per share data)                  2005             2004
---------------------------------------------      ------------     ------------
OPERATING RESULTS
Diluted earnings per common share:
        Operating income*                          $       0.39     $       0.28
        Realized gains, net of tax                                          0.27
        Net income                                 $       0.39     $       0.55
Cash dividend per common share                     $       0.17     $       0.17

FINANCIAL CONDITION

                              March 31, 2005    December 31, 2004
                            -----------------   -----------------
Assets                      $       2,705,101   $       2,718,063
Shareholders' equity        $         580,887   $         587,924
         Per common share   $           19.17   $           19.47

CONSOLIDATED STATEMENTS OF INCOME

                                             Quarter ended March 31
                                           ---------------------------
(in thousands, except per share data)          2005           2004
----------------------------------------   ------------   ------------
REVENUES:
Premiums earned                            $    206,680   $    206,948
Investment income, net
 of investment expense                           21,761         21,642
Realized investment gains                        12,488
Other income                                      4,283          4,564
         Total revenues                         232,724        245,642
LOSSES AND EXPENSES:
Losses and loss settlement expenses             147,868        151,110
Amortization of deferred policy
 acquisition costs                               50,918         50,688
Other underwriting expenses                      16,355         19,638
Interest expense                                  1,620          1,577
Other expenses                                    1,507          1,419
        Total expenses                          218,268        224,432
Income before income taxes                       14,456         21,210
        Income taxes                              2,474          4,717
Net income                                 $     11,982   $     16,493
Weighted average number of shares
 outstanding:
         Basic                               30,253,967     29,960,760
         Diluted                             30,399,346     30,048,135
Per common share:
         Basic earnings                    $       0.40   $       0.55
         Diluted earnings                  $       0.39   $       0.55

RECONCILIATION TO OPERATING INCOME:
Net income                                 $     11,982   $     16,493
Less realized investment gains, net
 of taxes                                         8,117
Operating income                           $     11,982   $      8,376

These financial figures are unaudited.
* Operating income is a non-GAAP financial measure defined by the company as net income excluding after-tax realized gains and losses on investments.

                    Harleysville Group Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)           March 31, 2005*     December 31, 2004
----------------------------------------   -----------------    -----------------
ASSETS
Investments:
        Fixed maturities:
             Held to maturity, at
              amortized cost (fair
              value $502,155
              and $519,400)                $         493,177    $         501,322
             Available for sale, at
              fair value (amortized
              cost $1,217,402
              and $1,156,640)                      1,241,391            1,201,524
        Equity securities, at fair
         value (cost $112,034 and
         $110,495)                                   148,975              150,249
        Short-term investments, at
         cost, which approximates
         fair value                                   75,347              113,822
             Total investments                     1,958,890            1,966,917
Cash                                                   2,893                  328
Premiums in course of collection                     139,335              141,601
Reinsurance receivable                               182,872              193,209
Accrued investment income                             21,990               23,236
Deferred policy acquisition costs                    102,271              100,755
Prepaid reinsurance premiums                          32,331               32,675
Property and equipment, net                           18,488               20,891
Deferred income taxes                                 62,065               53,137
Securities lending collateral                        139,226              139,486
Other assets                                          44,740               45,828
             Total assets                  $       2,705,101    $       2,718,063
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
        Unpaid losses and loss
         settlement expenses               $       1,343,517    $       1,317,735
        Unearned premiums                            445,088              441,697
        Accounts payable and accrued
         expenses                                     76,481               99,098
        Securities lending
         obligation                                  139,226              139,486
        Debt                                         119,625              119,625
        Due to affiliate                                 277               12,498
             Total liabilities                     2,124,214            2,130,139
Shareholders' equity:
        Preferred stock, $1 par
         value; authorized 1,000,000
         shares; none issued
        Common stock, $1 par value,
         authorized 80,000,000 shares;
         issued 31,704,753 and
         31,589,474 shares; outstanding
         30,306,844 and 30,191,565 shares             31,705               31,589
Additional paid-in capital                           163,608              161,689
Accumulated other comprehensive
 income                                               26,641               42,051
Retained earnings                                    384,113              377,282
Deferred compensation                                   (693)                (200)
Treasury stock, at cost, 1,397,909
 shares                                              (24,487)             (24,487)
             Total shareholders'
              equity                                 580,887              587,924
Total liabilities and shareholders'
 equity                                    $       2,705,101    $       2,718,063

 *These financial figures are unaudited.

                    Harleysville Group Inc. and Subsidiaries

SUPPLEMENTARY FINANCIAL ANALYSTS' DATA

                                              Quarter ended March 31
                                           -----------------------------
(dollars in thousands)                         2005             2004
----------------------------------------   ------------     ------------
Net premiums written*                      $    210,414     $    206,026
Statutory surplus*                         $    518,097     $    488,264

Pretax investment income                   $     21,761     $     21,642
Related federal income taxes                      5,033            4,864
After-tax investment income                $     16,728     $     16,778

SEGMENT INFORMATION

                                               Quarter ended March 31
                                           -----------------------------
(dollars in thousands)                         2005             2004
----------------------------------------   ------------     ------------
Revenues:
       Premiums earned:
           Commercial lines                $    167,313     $    162,320
           Personal lines                        39,367           44,628
           Total premiums earned                206,680          206,948
       Net investment income                     21,761           21,642
       Realized investment gains                 12,488
       Other                                      4,283            4,564
       Total revenues                      $    232,724     $    245,642

Income before income taxes:
      Underwriting gain (loss):
          Commercial lines                 $    (10,238)    $     (9,648)
          Personal lines                            417           (4,860)
          SAP underwriting loss                  (9,821)         (14,508)
      GAAP adjustments                            1,360               20
           GAAP underwriting loss                (8,461)         (14,488)
      Net investment income                      21,761           21,642
      Realized investment gains                  12,488
      Other                                       1,156            1,568
      Income before income taxes           $     14,456     $     21,210

Income taxes on net investment income      $      5,033     $      4,864
Income tax benefit on remaining loss             (2,559)            (147)
      Total income taxes                   $      2,474     $      4,717

Effective tax rate on:
      Net investment income                        23.1%            22.5%
      Net income                                   17.1%            22.2%

These financial figures are unaudited.

*Statutory data is a non-GAAP measure. Because it is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual, a reconciliation to GAAP is not required.

                    Harleysville Group Inc. and Subsidiaries

STATUTORY DATA BY LINE OF BUSINESS*

                                              Quarter ended March 31
                                           -----------------------------
(dollars in thousands)                         2005             2004
----------------------------------------   ------------     ------------
Net premiums written:

Commercial:
      Automobile                           $     57,289     $     56,761
      Workers' compensation                      26,519           26,740
      Commercial multi-peril                     75,080           68,198
      Other commercial                           17,775           16,481

     Total commercial                      $    176,663     $    168,180

Personal:
      Automobile                           $     19,733     $     23,201
      Homeowners                                 12,092           12,968
      Other personal                              1,926            1,677

     Total personal                        $     33,751     $     37,846

Total personal and commercial              $    210,414     $    206,026

Combined ratios:

Commercial:
      Automobile                                  100.1%           103.1%
      Workers' compensation                       125.7%           122.9%
      Commercial multi-peril                      105.2%           105.1%
      Other commercial                             84.9%            81.7%

     Total commercial                             104.3%           104.7%

Personal:
      Automobile                                  106.1%           118.3%
      Homeowners                                  102.9%           109.3%
      Other personal                               87.8%           147.6%

     Total personal                               103.7%           116.2%

Total personal and commercial                     104.2%           107.2%


Losses paid                                $    111,402     $    134,060

Net catastrophe losses incurred            $        997     $      2,625

 These financial figures are unaudited.

*Statutory data is a non-GAAP measure. Because it is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual, a reconciliation to GAAP is not required.

SOURCE  Harleysville Group Inc.
    -0-                             04/28/2005
    /CONTACT:  Mark Cummins (Investors), +1-215-256-5025,
mcummins@harleysvillegroup.com, or Randy Buckwalter (Media), +1-215-256-5288, rbuckwalter@harleysvillegroup.com, both of Harleysville Group/
    /Web site:  http://www.harleysvillegroup.com /
_